UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2013

BIOVEST INTERNATIONAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	00-11480 (Commission File Number)	41-1412084 (I.R.S. Employer Identification No.)

300 South Hyde Park Avenue, Suite 210
Tampa, FL 33606
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.03. Bankruptcy or Receivership.

As previously reported, on March 6, 2013, Biovest International, Inc. (the "Company" or “Debtor”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the "Bankruptcy Court").

On April 18, 2013, the Company filed its First Amended Plan of Reorganization, and on June 10, 2013 the Company filed the First Modification to the First Amended Plan of Reorganization (collectively and as amended and supplemented, the "Plan").  On May 31, 2013 and June 10, 2013, the Bankruptcy Court held a confirmation hearing and confirmed the Plan, and on June 28, 2013 entered an Order Confirming Debtor’s First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Confirmation Order"), which approved and confirmed the Plan. Although the Company anticipates that it will emerge from Chapter 11 protection in July 2013 (the actual date of emergence, the "Effective Date"), the Company can make no assurances as to when, or ultimately if, the Plan will become effective.

The following is a summary of the material terms of the Plan as confirmed. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the First Amended Plan of Reorganization, the First Modification to the First Amended Plan of Reorganization and the Confirmation Order, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Plan of Reorganization

The Plan provides for, among other things, the cancellation of all presently outstanding common stock in the Company, which common stock shall cease to trade or be recognized as an ownership interest in the Company as of the effective date of the Plan.  In addition, the Plan provides for the conversion  of virtually all pre-petition debt into new common stock of the reorganized Company, as follows: (i) all outstanding indebtedness due to the Company’s senior secured lenders, Corps Real, LLC and LV Administrative Services, totaling approximately $44.0 million, will be converted into new equity representing ninety-three percent (93%) of the issued and outstanding common stock in the reorganized Company; (ii) approximately $5.5 million of unsecured indebtedness outstanding under the Company's prepetition unsecured debt obligations will be converted and exchanged for new equity representing seven percent (7%) of the issued and outstanding common stock in the reorganized Company.

Capital Structure

As of the effectiveness of the Plan, the Company's Amended and Restated Certificate of Incorporation will authorize the Company to issue up to 50,000,000 shares of preferred stock and up to 300,000,000 shares of common stock.  Each share of Company common stock outstanding immediately before the effectiveness of the Plan (including all options and warrants to purchase such common stock) will, under the terms of the Plan, be canceled and of no further force or effect after the Plan becomes effective. The Plan provides for the issuance of new shares of common stock in connection with the implementation of the Plan.  Upon the Effective Date, the Company’s capital structure is expected to consist of the following:

Authorized:
Preferred Stock (authorized/unissued)	50,000,000 Shares
Common Stock (total authorized)	300,000,000 Shares

Issued:

Common Stock (par value $0.01 per share) Issued and Outstanding:	100,000,000 Shares1

Classification and Treatment of Claims and Equity Interests

The classification and treatment of all Claims and Equity Interests in the Company are summarized in Articles 3, 4 & 5 of the Plan.

Assets and Liabilities

Information as to the Company's assets and liabilities as of a recent date is contained in the Company’s balance sheet dated March 31, 2013 (unaudited) attached as Exhibit 10.4 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are not strictly historical in nature and constitute “forward-looking statements”. Such statements include, but are not limited to, statements about BiovaxID®, AutovaxID™, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials, the intent to treat analysis, accelerated approval and all aspects of the regulatory process, and future actions anticipated to be taken. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results to be materially different from its historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; actions by the Bankruptcy Court; not meeting conditions precedent related to the Plan; failure to obtain third party consents; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.

1 The shares issued pursuant to the Plan will be subject to “lock-up” provisions as set forth in the First Modification to the Plan, as same may be modified or amended in accordance with the Bankruptcy Court’s consideration and final ruling on such Modification.

Item 9.01.  Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
CEO & President

Date: July 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amended Plan of Reorganization of Biovest International, Inc., Under Chapter 11 of Title 11, United States Code

10.2	First Modification to First Amended Plan of Reorganization of Biovest International, Inc., Under Chapter 11 of Title 11, United States Code

10.3
Order Confirming First Amended Plan of Reorganization of Biovest International, Inc. Under Chapter 11 of Title 11, United States Code dated as of June 28, 2013, as Modified, Pursuant to 11 U.S.C. §1129

10.4	The Company’s Balance Sheet dated March 31, 2013 (unaudited)